UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On May 9, 2017, Live Oak Bancshares, Inc. (the “Company”) announced the execution of a transaction agreement to form a new joint venture with First Data Corporation. A copy of the Company's press release announcing the transaction is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The consummation of the transaction is expected to result in a one-time gain for the Company.  The amount of this gain will be computed as of the close date of the transaction, currently expected to occur in the third quarter of 2017.  The Company estimates that this gain will be approximately $38 million, net of tax.  Under the terms of the transaction, First Data Corporation will have a preference on the joint venture's earnings from 2017 and 2018.

Also on May 9, 2017, the Company announced it will host a conference call on Wednesday, May 10, 2017, at 9:00 a.m. EST. On the conference call, senior management from the Company will review the transaction and the Company's business, plans and strategies. A copy of the Company's press release announcing the transaction is filed as Exhibit 99.2 hereto and incorporated by reference herein.

The information contained in Item 7.01 of this Current Report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Important Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and made on the conference call that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this Report or on the conference call. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; the possibility that the joint venture will not receive third-party consents necessary to fully realize the anticipated benefits of the transaction; changes in the anticipated timing for closing the transaction; reputational risks and the reaction of customers and counterparties to the transaction; changes in accounting principles, policies, and guidelines applicable to bank holding companies and banking; the risk that projected synergies and cost savings from the joint venture may be less than expected or may not be realized within the expected time frame; the risk that the businesses that are contributed to the joint venture may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated May 9, 2017, announcing transaction
99.2	Press release dated May 9, 2017, announcing conference call

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: May 9, 2017